Exhibit 99.1

GRANT THORNTON LLP 4695 MacArthur Court, Suite 1600 Newport Beach, CA 92660 D +1 949 553 1600 F +1 949 553 0168	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Avid Acceptance LLC, Avid Automobiles Receivables Trust 2021-1 and J.P. Morgan Securities LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Avid Acceptance LLC’s (the “Company”) automobile receivables as of August 31, 2021 (the “Subject Matter”) related to Avid Automobiles Receivables Trust 2021-1 (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and J.P. Morgan Securities LLC (“JPMorgan”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the Automobile Receivables and our findings are as follows. For the purposes of our procedures, we assumed that (i) differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement and (ii) for any Characteristic whose value is a date, we assumed that differences of less than or equal to 31 days were in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•   the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•   the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•   the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Instalment Sales Contract, Credit Application, Application for Title, Title Certificate, a Truth-in-Lending Disclosure Statement, Credit Bureau Report or Insurance Agreements.

Due diligence agreed-upon procedures

A. Data Tape Agreed Upon Procedures

On September 22, 2021, the Company provided us with a computer readable data file (the “Initial Data File”) containing certain characteristics of the automobile receivables (the “Automobile Receivables”) included in the Securitization Transaction. The Company provided us with periodic updates received up to and including September 30, 2021 (together with the Initial Data File, the “Database”). We performed the procedures indicated below on the automobile receivables.

Grant Thornton selected 125 automobile receivables (the “Sample Assets”) on a random basis from the Initial Data File. For each of the automobile receivables listed on Appendix A, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”).

Exhibit 1 Characteristics:

	Characteristic	Source Document

1	Vehicle Identification Number (“VIN”)	Title Certificate or Application for Title (collectively the “Title Certificate”)

2	Contract date	Instalment Sales Contract

3	Original amount financed	Instalment Sales Contract

4	Original term to maturity	Instalment Sales Contract

5	Annual percentage rate	Instalment Sales Contract

6	Original monthly P&I payment	Instalment Sales Contract

7	Model type (new/used)	Instalment Sales Contract

8	State	Instalment Sales Contract, Servicing System

9	Average FICO Score	Credit Bureau Report

For Characteristic 7, for those Sample Assets for which the model type did not agree to the Source Documents, the Company instructed us to perform the following additional procedure:

•   Locate an odometer reading within the Source Documents. If such reading was (i) greater than or equal to 1,500 miles, the model type would be noted as “Used” or if (ii) less than 1,500 miles, the model type would be noted as “New;”

For Characteristic 8, the Company has advised us that the “State” characteristic reflects the current address of a customer. For those Sample Assets where a customer has moved and the current State in which they live is different from the State reflected in the Instalment Sales Contract, the Company has instructed us to perform the following additional procedure:

•   compare the state set forth on the database to the corresponding information set forth on a screen shot from the Company’s servicing system (the “Servicing System Screen Shot”) identifying the customers current address.

For Characteristics 1 through 9, we compared and agreed the information to the Source Documents. For Characteristic 9 we also recomputed the Average FICO Score if there was a co-borrower.

We noted no discrepancies between the Database and the Source Documents.

B. Documentation Agreed Upon Procedures

For each of the Sample Assets, Grant Thornton observed the existence of the following documentation

•   a Title Certificate (as defined above);

•   the security interest of the Company is indicated on a Title Certificate;

•   a Credit Application or an Application for Financing (collectively, the “Application”);

•   a Credit Bureau Report for the borrower (as set forth on the Source Documents);

•   a Truth-in-Lending Disclosure Statement; and

•   the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•   Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements

•   Addressing the value of collateral securing any such assets being securitized

•   Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations

•   Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization

•   Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions

•   Forming any conclusions

•   Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, the Issuer and JPMorgan. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

Newport Beach, California October 1, 2021

APPENDIX A

Appendix A

No.	Loan	As of Date	No.	Loan	As of Date	No.	Loan	As of Date
1	[Redacted]	8/31/2021	46	[Redacted]	8/31/2021	91	[Redacted]	8/31/2021
2	[Redacted]	8/31/2021	47	[Redacted]	8/31/2021	92	[Redacted]	8/31/2021
3	[Redacted]	8/31/2021	48	[Redacted]	8/31/2021	93	[Redacted]	8/31/2021
4	[Redacted]	8/31/2021	49	[Redacted]	8/31/2021	94	[Redacted]	8/31/2021
5	[Redacted]	8/31/2021	50	[Redacted]	8/31/2021	95	[Redacted]	8/31/2021
6	[Redacted]	8/31/2021	51	[Redacted]	8/31/2021	96	[Redacted]	8/31/2021
7	[Redacted]	8/31/2021	52	[Redacted]	8/31/2021	97	[Redacted]	8/31/2021
8	[Redacted]	8/31/2021	53	[Redacted]	8/31/2021	98	[Redacted]	8/31/2021
9	[Redacted]	8/31/2021	54	[Redacted]	8/31/2021	99	[Redacted]	8/31/2021
10	[Redacted]	8/31/2021	55	[Redacted]	8/31/2021	100	[Redacted]	8/31/2021
11	[Redacted]	8/31/2021	56	[Redacted]	8/31/2021	101	[Redacted]	8/31/2021
12	[Redacted]	8/31/2021	57	[Redacted]	8/31/2021	102	[Redacted]	8/31/2021
13	[Redacted]	8/31/2021	58	[Redacted]	8/31/2021	103	[Redacted]	8/31/2021
14	[Redacted]	8/31/2021	59	[Redacted]	8/31/2021	104	[Redacted]	8/31/2021
15	[Redacted]	8/31/2021	60	[Redacted]	8/31/2021	105	[Redacted]	8/31/2021
16	[Redacted]	8/31/2021	61	[Redacted]	8/31/2021	106	[Redacted]	8/31/2021
17	[Redacted]	8/31/2021	62	[Redacted]	8/31/2021	107	[Redacted]	8/31/2021
18	[Redacted]	8/31/2021	63	[Redacted]	8/31/2021	108	[Redacted]	8/31/2021
19	[Redacted]	8/31/2021	64	[Redacted]	8/31/2021	109	[Redacted]	8/31/2021
20	[Redacted]	8/31/2021	65	[Redacted]	8/31/2021	110	[Redacted]	8/31/2021
21	[Redacted]	8/31/2021	66	[Redacted]	8/31/2021	111	[Redacted]	8/31/2021
22	[Redacted]	8/31/2021	67	[Redacted]	8/31/2021	112	[Redacted]	8/31/2021
23	[Redacted]	8/31/2021	68	[Redacted]	8/31/2021	113	[Redacted]	8/31/2021
24	[Redacted]	8/31/2021	69	[Redacted]	8/31/2021	114	[Redacted]	8/31/2021
25	[Redacted]	8/31/2021	70	[Redacted]	8/31/2021	115	[Redacted]	8/31/2021
26	[Redacted]	8/31/2021	71	[Redacted]	8/31/2021	116	[Redacted]	8/31/2021
27	[Redacted]	8/31/2021	72	[Redacted]	8/31/2021	117	[Redacted]	8/31/2021
28	[Redacted]	8/31/2021	73	[Redacted]	8/31/2021	118	[Redacted]	8/31/2021
29	[Redacted]	8/31/2021	74	[Redacted]	8/31/2021	119	[Redacted]	8/31/2021
30	[Redacted]	8/31/2021	75	[Redacted]	8/31/2021	120	[Redacted]	8/31/2021
31	[Redacted]	8/31/2021	76	[Redacted]	8/31/2021	121	[Redacted]	8/31/2021
32	[Redacted]	8/31/2021	77	[Redacted]	8/31/2021	122	[Redacted]	8/31/2021
33	[Redacted]	8/31/2021	78	[Redacted]	8/31/2021	123	[Redacted]	8/31/2021
34	[Redacted]	8/31/2021	79	[Redacted]	8/31/2021	124	[Redacted]	8/31/2021
35	[Redacted]	8/31/2021	80	[Redacted]	8/31/2021	125	[Redacted]	8/31/2021
36	[Redacted]	8/31/2021	81	[Redacted]	8/31/2021
37	[Redacted]	8/31/2021	82	[Redacted]	8/31/2021
38	[Redacted]	8/31/2021	83	[Redacted]	8/31/2021
39	[Redacted]	8/31/2021	84	[Redacted]	8/31/2021
40	[Redacted]	8/31/2021	85	[Redacted]	8/31/2021
41	[Redacted]	8/31/2021	86	[Redacted]	8/31/2021
42	[Redacted]	8/31/2021	87	[Redacted]	8/31/2021
43	[Redacted]	8/31/2021	88	[Redacted]	8/31/2021
44	[Redacted]	8/31/2021	89	[Redacted]	8/31/2021
45	[Redacted]	8/31/2021	90	[Redacted]	8/31/2021